SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam New York Tax Exempt Opportunities Fund-- Class A
Shares
Fiscal period ending:09/30/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     $1,000       $1,000

ERV =  Ending Redeemable Value   $1,032.00  $1,138.69   $1,582.22

T   =  Average Annual
       Total Return                3.21%     5.69%        6.88%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $319,975

Expenses                         $122,568

Reimbursement                    $0

Average shares                     18,253,447

NAV                              $9.10

Sales Charge                      4.75%

POP                              $9.55

Yield at POP                      4.85%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.85%                   %
 ------      =       ------              =    8.09%
1-46.08%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam New York Tax Exempt Opportunities Fund-- Class B
Shares
Fiscal period ending:09/30/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,026.25   $1,316.52 $1,579.50

T   =  Average Annual
       Total Return               2.63%        5.65%     6.85%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $273,040

Expenses                         $69,387

Reimbursement                    $0

Average shares                     6,083,336

NAV                              $9.09

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.46%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.66%                   %
 ------      =       ------              =  8.64%
1-46.08%              .604%
      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam New York Tax Exempt Opportunities Fund-- Class M
Shares
Fiscal period ending:09/30/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,043.50 $1,313.12    $1,562.42

T   =  Average Annual
       Total Return               4.35%      5.60%         6.68%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $11,600

Expenses                         $2,292

Reimbursement                    $0

Average shares                     258,663

NAV                              $9.08

Sales Charge                     3.25%

POP                              $9.39

Yield at POP                      4.65%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.65%                   %
 ------      =       ------              = 8.62%
1-46.08%              .604%


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